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                                                                   EXHIBIT 23.10


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report dated February 16, 1998 included or made part of this Registration Statement on Form S-4 and to all reference to our Firm included in this Registration Statement on Form S-4.



                                       /s/ CHAIKIN, COHEN, RUBIN
                                       Certified Public Accountants (Israel)


Tel Aviv, Israel
February 1, 1999